UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2018

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2018, CytoDyn Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the total number of authorized shares of Common Stock to 600,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment at the Company’s annual meeting of stockholders (the “Annual Meeting”) on November 8, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Certain matters were submitted to a vote of stockholders at the Annual Meeting. A total of 187,484,542 shares were represented in person or by proxy at the Annual Meeting, out of 248,400,949 shares outstanding and entitled to vote as of the record date. The final results for each of the matters submitted are set forth below. Each of the proposals was approved. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 15, 2018 (the “Proxy Statement”).

Proposal No. 1 – Election of Seven Directors. The stockholders elected seven directors, each for a one-year term:

Nominee	Shares Voted For	Shares With held	Broker Non- Votes
Anthony D. Caracciolo	123,994,507	15,020,001	48,470,034
Nader Z. Pourhassan, Ph.D.	132,575,465	6,439,043	48,470,034
Carl C. Dockery	136,609,369	2,405,139	48,470,034
Gregory A. Gould	124,343,094	14,671,414	48,470,034
Scott A. Kelly, M.D.	135,385,236	3,629,272	48,470,034
Michael A. Klump	137,058,574	1,955,934	48,470,034
Jordan G. Naydenov	135,852,703	3,161,805	48,470,034

Proposal No. 2 – Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares. The stockholders approved a proposal to amend the certificate of incorporation of the Company (the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock to 600,000,000, by the votes set forth in the table below:

For	Against	Abstained
164,069,609	22,584,090	830,843

Proposal No. 3 – Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders approved the selection of Warren Averett, LLC as independent registered public accounting firm for the fiscal year ending May 31, 2019, by the votes set forth in the table below:

For	Against	Abstained
182,007,042	4,454,073	1,023,427

Proposal No. 4 –Advisory Vote on Executive Compensation. The stockholders approved the compensation paid to executive officers, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
107,389,665	27,193,545	4,431,298	48,470,034

Item 8.01.	Other Events.

On November 8, 2018, the Company posted an updated version of the investor presentation deck titled “PRO 140- leronlimab” to its website at www.cytodyn.com. A copy of the investor presentation is filed as Exhibit 99.1 to this Form 8-K.

The Company does not intend to incorporate any contents from its website into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.1	Certificate of Amendment to the Certificate of Incorporation of CytoDyn Inc.

	99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

November 8, 2018	By:	/s/ Michael D. Mulholland
	Name:	Michael D. Mulholland
	Title:	Chief Financial Officer